                                            ANNUAL REPORT
                                           DECEMBER 31, 2001

NICHOLAS-APPLEGATE(R)
GROWTH EQUITY FUND

FUND TYPE
Stock

OBJECTIVE
Capital appreciation



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                    PRUDENTIAL (LOGO)

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
At Nicholas-Applegate, we build portfolios one company at a time. Our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies. We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasting economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

The Nicholas-Applegate(r) Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between
$2 billion and $20 billion. Our company-by-company research focuses on identifying and investing in stocks exhibiting each of the following traits:

  Evidence of positive change
  Sustainability of that change
  Timeliness of investment

We believe our search for stocks meeting these criteria produces a well-diversified portfolio of successful companies capable of exceptional growth.
There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 12/31/01

        37.2%   Technology
        22.9    Capital Goods
        12.9    Consumer Non-Durables
        10.8    Commercial/Industrial Services
         8.9    Energy
         6.9    Financial Services
         0.4    Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 12/31/01

    2.1%   IDEC Pharmaceuticals Corp.
           Drugs & Healthcare
    2.1    Concord EFS, Inc.
           Financial/Business Services
    2.0    Guidant Corp.
           Drugs & Healthcare
    2.0    Allergan, Inc.
           Drugs & Healthcare
    1.7    KLA-Tencor Corp.
           Semiconductors

Holdings are subject to change.

                                     www.PruFN.com    (800) 225-1852

Annual Report    December 31, 2001

Cumulative Total Returns1                             As of 12/31/01

                                       One      Five      Ten       Since
                                       Year     Years    Years    Inception2
Class A                               -43.79%   26.84%   129.72%    307.92%
Class B                               -44.29    21.84    111.39     168.08
Class C                               -44.29    21.84      N/A       82.21
Class Z                               -43.69     N/A       N/A       32.63
Lipper Multi-Cap Growth Fund Avg.3    -26.06    55.18    188.96      ***

Average Annual Total Returns1                         As of 12/31/01

                 One      Five      Ten      Since
                Year      Years    Years   Inception2
    Class A    -46.60%    3.80%    8.12%     9.63%
    Class B    -47.07     3.93     7.77      9.79
    Class C    -45.39     3.82      N/A      8.28
    Class Z    -43.69     N/A       N/A      6.07

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 4/9/87; Class B,
  6/10/91; Class C, 8/1/94; and Class Z,
  3/18/97.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Multi-Cap Growth Fund category. Funds in the Lipper Multi-Cap
  Growth Fund Average, by portfolio practice, invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets invested in a major unmanaged stock index, and have above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure. These returns would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are
   398.55% for Class A, 237.82% for Class B,
   156.14% for Class C, and 64.37% for Class Z, based on all funds in each share class.

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Annual Report    December 31, 2001

INVESTMENT ADVISER'S REPORT

In the first half of 2001, the major stock indexes-particularly the technology-dominated Nasdaq Composite Index-essentially continued the decline that began in mid-
2000. The broad sell-off in U.S. stocks
officially became a bear market in March as the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) dipped more than
20% below its all-time high set a year
earlier. Blue chip stocks also flirted with bearish territory as the Dow Jones Industrial
Average fell to within a dozen points of a 20% drop before recovering in late March.

Gloomy economic news on a number of fronts beleaguered the equity markets during the first quarter of 2001. Earnings disappointments, a deceleration in capital equipment spending, rising business inventories, and shaken consumer confidence contributed to the markets' decline.
In the second quarter, positive factors such as tame inflation, plunging interest rates, and consumer resilience in the face of economic stagnation were overshadowed by concerns over the continued weakness in the industrial sector.

The economy and the markets continued to exhibit weakness throughout the third quarter, then were sent reeling by the tragic events of September 11. With the exception of some defensive-oriented groups such as healthcare and consumer non-durables, the markets fell precipitously after resuming trading on September 17.
However, the U.S. equity markets quickly rebounded, snapping back strongly from lows set on September 21. Technology stocks, which had been under extreme pressure for more than a year, led the comeback.
For the quarter, the tech-dominated Nasdaq
Composite Index gained 30.1%. Meanwhile, the
Dow Jones Industrial Average rose 13.8%, the
S&P 500 Index rose 10.7%, and large-
capitalization growth stocks, as represented by the Russell 1000 Growth Index, rose 15.2%.

Portfolio Specifics
For the 12-month period ended December 31,
2001, the Nicholas-Applegate(r) Growth Equity
Fund's Class A shares fell -43.79% compared
to the Russell
                                      www.PruFN.com    (800) 225-1852

Midcap Growth Index's return of -20.15%, the
Lipper Multi-Cap Growth Fund Average's
26.06% decline, and the S&P 500 Index's drop of 11.88%. Throughout much of the year, investor sentiment favored low-priced, poor-quality stocks while growth stocks were shunned. As a result, the Fund's management style was not rewarded.

The 12-month period was also characterized by the strength of poor-quality, low-priced stocks rebounding from 52-week or all-time lows. Among the tools used by the portfolio management team is the "surprise forecaster," which measures the return of companies ranked by the likelihood of exceeding, meeting, or falling short of earnings expectations. Historically, companies that are expected to exceed earnings estimates outperform their lower-quality counterparts over time. In 2001, however, this trend was reversed. The top stocks expected to beat earnings estimates fell in the first, second, and fourth quarters, while the bottom-ranked stocks rose by a significant amount. This phenomenon was not conducive to our investment approach centered on sustainable change, and we do not believe that the outperformance of low-quality stocks will persist over the long term.

Another key phenomenon during 2001 was
significant sector rotations in and out of volatile technology stocks. In response to the pressures plaguing the technology sector, the portfolio reduced technology holdings from 37.8% at the beginning of the year to 19.2% by the end of the second quarter. By year-end, the portfolio's exposure to the technology group had risen again to 36.0% as a result of improving conditions for the group.

In contrast, the portfolio's weighting to healthcare stocks rose from 23.0% at the end of January to more than 33.0% during the period after the September 11 attacks. At year-end, the portfolio was 27.7% invested in healthcare stocks. The group performed well after September 11 due to the defensive nature of medical supply and drug firms, as well as the positive outlook for more aggressively oriented biotech companies.

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Annual Report    December 31, 2001

On a sector basis, when compared to the S&P
500 Index, the portfolio's holdings in
technology, commercial/industrial services, and healthcare stocks hampered performance.
Meanwhile, stock selection in the retail trade and consumer durables groups contributed positively. Initially, most observers believed that the events of September 11 would restrain consumer spending and negatively affect retail and consumer durables stocks. However, a quick recovery in consumer confidence amid reports that the U.S. economy appeared to be on the mend kept spending strong, and these groups held up better than expected.

Top-performing issues in the portfolio
during the period included drug companies such as IDEC Pharmaceuticals and Forest
Laboratories. Consumer retailers such as
Best Buy (electronics) and Lowe's (home
improvement products) also supported
returns. In contrast, technology stocks such as Sycamore Networks, Comverse Technology, and Brocade Communication fell significantly, contributing to the Fund's decline for the year.

Looking Ahead
The market climate suggests that we may have reached the bottom for equity markets. Key signals include:

  Relatively benign earnings season with
  fewer negative surprises. Analysts may have overshot negative guidance and will have to raise estimates.

  Bottoming of orders in technology, and
  electronic retailers reporting healthy
  demand for new digital products.

Following the tragedy and challenges that characterized 2001, we believe that the U.S.
economy and stock market are stabilizing and will be healthier this year than in the past
18 months. We are beginning to see signs that the deterioration in fundamentals is ending and, in fact, that a rebound may be ahead in 2002. A number of factors suggest improved market performance in 2002, including unprecedented monetary stimulus, the potential passage of a fiscal stimulus bill by Congress, encouraging economic reports, and easier year-over-year earnings comparisons.

                                www.PruFN.com    (800) 225-1852

As fundamentals improve, aggressive growth stocks should be poised to outperform.
Our objective is to identify and
invest in industry leaders that are
executing well and should lead their
industries this year. Given the
prevailing uncertainties over the economy and the markets, stock selection and diversification are likely to matter more than ever. We will continue to apply our proven investment approach centered on sustainable change and timeliness of investment in pursuit of compelling appreciation opportunities.

Despite difficult market conditions, we
remain convinced that our unwavering focus on companies exhibiting strong fundamentals will reward our clients over the long term.
Our investment philosophy guides us to move our portfolios toward strength and away from weakness each day in any market environment.
We believe this approach will deliver
exceptional results to the portfolio's
investors over time.

Our bottom-up investment approach is highly adaptable and helps us capture areas of strength wherever they're occurring. We continue to believe that our ability to uncover solid investment opportunities in any environment will deliver exceptional long-term results to the Fund's investors.

Nicholas-Applegate(r) Growth Equity Fund Management Team

                                         ANNUAL REPORT
                                         DECEMBER 31, 2001

NICHOLAS-APPLEGATE(R)
GROWTH EQUITY FUND

                                         FINANCIAL STATEMENTS

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2001

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS  99.6%
-------------------------------------------------------------------------------------
CAPITAL GOODS  22.9%
Drugs & Healthcare  15.0%
    34,400   AmerisourceBergen Corp.                                 $    2,186,120
    89,800   Applied Biosystems Group - Applera Corp.                     3,526,446
   122,800   Biomet, Inc.                                                 3,794,520
    34,700   Cephalon, Inc.(a)                                            2,622,800
   123,900   Guidant Corp.(a)                                             6,170,220
    98,700   ICN Pharmaceuticals, Inc.                                    3,306,450
    35,100   ICOS Corp.(a)                                                2,016,144
    94,500   IDEC Pharmaceuticals Corp.(a)                                6,513,885
    91,600   MedImmune, Inc(a)                                            4,245,660
    89,400   Millennium Pharmaceuticals, Inc.(a)                          2,191,194
    78,500   Protein Design Labs, Inc(a)                                  2,574,800
    97,800   Waters Corp.(a)                                              3,789,750
   121,500   Zimmer Holdings, Inc.(a)                                     3,710,610
                                                                     --------------
                                                                         46,648,599
-------------------------------------------------------------------------------------
Leisure & Recreation  1.9%
    46,500   Harley-Davidson, Inc.                                        2,525,415
    94,900   Macrovision Corp.(a)                                         3,342,378
                                                                     --------------
                                                                          5,867,793
-------------------------------------------------------------------------------------
Retail/Wholesale Specialty Chain  6.0%
    95,200   Bed Bath & Beyond, Inc.(a)                                   3,227,280
    39,400   Best Buy Co., Inc.(a)                                        2,934,512
   168,100   Circuit City Stores - Circuit City Group                     4,362,195
   117,800   Starbucks Corp.(a)                                           2,244,090
    60,600   TJX Companies, Inc.                                          2,415,516
    78,200   Williams-Sonoma, Inc.(a)                                     3,354,780
                                                                     --------------
                                                                         18,538,373
-------------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL SERVICES  10.8%
Other Commercial/Industrial Services  7.6%
    76,400   Apollo Group, Inc.(a)                                        3,438,764
   120,700   Career Education Corp.(a)                                    4,137,596

    See Notes to Financial Statements                                      7

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Other Commercial/Industrial Services (cont'd.)
    60,100   Convergys Corp.(a)                                      $    2,253,149
   253,900   EarthLink, Inc.(a)                                           3,089,963
    94,100   Interpublic Group of Companies, Inc.                         2,779,714
    94,700   Lamar Advertising Co.(a)                                     4,009,598
    38,100   Northrop Grumman Corp.                                       3,840,861
                                                                     --------------
                                                                         23,549,645
-------------------------------------------------------------------------------------
Telecommunication Services  3.2%
   310,300   Crown Castle International Corp.(a)                          3,314,004
   143,500   Hispanic Broadcasting Corp.(a)                               3,659,250
    73,000   Univision Communications, Inc.(a)                            2,953,580
                                                                     --------------
                                                                          9,926,834
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES  12.9%
Drugs & Healthcare  12.9%
    81,100   Allergan, Inc.                                               6,086,555
    61,200   Anthem, Inc.(a)                                              3,029,400
    38,900   Barr Laboratories, Inc.(a)                                   3,087,104
    42,100   Cerner Corp.(a)                                              2,102,053
    75,400   Community Health Care(a)                                     1,922,700
    54,500   First Health Group Corp.(a)                                  1,348,330
    62,100   Forest Laboratories, Inc(a)                                  5,089,095
    38,700   Gilead Sciences, Inc.(a)                                     2,543,364
    32,200   Invitrogen Corp.(a)                                          1,994,146
    29,800   Laboratory Corp. of America Holdings(a)                      2,409,330
    99,400   Manor Care, Inc.(a)                                          2,356,774
    59,700   McKesson Corp.                                               2,232,780
    39,400   St. Jude Medical, Inc.(a)                                    3,059,410
    24,930   WellPoint Health Networks, Inc.(a)                           2,913,070
                                                                     --------------
                                                                         40,174,111
-------------------------------------------------------------------------------------
ENERGY  8.9%
Oil & Gas-Production/Pipeline  5.3%
    88,600   EOG Resources, Inc.                                          3,465,146
    87,372   GlobalSantaFe Corp.                                          2,491,849
   101,200   Nabors Industries, Inc.(a)                                   3,474,196
    95,400   National-Oilwell, Inc.(a)                                    1,966,194

    8                                      See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    71,600   Noble Drilling Corp.(a)                                 $    2,437,264
   142,300   Rowan Companies, Inc.(a)                                     2,756,351
                                                                     --------------
                                                                         16,591,000
-------------------------------------------------------------------------------------
Oil Services  3.6%
    59,500   Baker Hughes, Inc.                                           2,169,965
   125,400   BJ Services Co.(a)                                           4,069,230
    50,200   Smith International, Inc.(a)                                 2,691,724
    56,800   Valero Energy Corp.                                          2,165,216
                                                                     --------------
                                                                         11,096,135
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  6.9%
Financial/Business Services  6.9%
    52,700   Bear, Stearns & Co., Inc.                                    3,090,328
    46,000   BISYS Group, Inc.(a)                                         2,943,540
   198,100   Concord EFS, Inc.(a)                                         6,493,718
    85,950   Fiserv, Inc.(a)                                              3,637,404
    45,500   TCF Financial Corp.                                          2,183,090
    35,500   USA Education, Inc.                                          2,982,710
                                                                     --------------
                                                                         21,330,790
-------------------------------------------------------------------------------------
TECHNOLOGY  37.2%
Computer Networks  5.4%
    87,900   Emulex Corp.(a)                                              3,472,929
   211,100   McDATA Corp.(a)                                              5,300,721
   105,500   Network Associates, Inc.(a)                                  2,727,175
   166,800   Network Appliance, Inc.(a)                                   3,647,916
   105,500   Riverstone Networks, Inc.(a)                                 1,751,300
                                                                     --------------
                                                                         16,900,041
-------------------------------------------------------------------------------------
Computer Services  4.8%
    31,900   Affiliated Computer Services, Inc.(a)                        3,385,547
   124,700   PeopleSoft, Inc.(a)                                          5,012,940
   131,700   SunGard Data Systems, Inc.(a)                                3,810,081
   151,700   Yahoo!, Inc.(a)                                              2,691,158
                                                                     --------------
                                                                         14,899,726

    See Notes to Financial Statements                                      9

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Computer Software  8.0%
   100,900   Adobe Systems, Inc.                                     $    3,132,945
   143,500   BMC Software, Inc.(a)                                        2,349,095
    31,300   Electronic Arts, Inc.(a)                                     1,876,435
    57,800   Intuit, Inc.(a)                                              2,472,684
   176,000   Legato Systems, Inc.(a)                                      2,282,720
   153,000   Manugistics Group, Inc.(a)                                   3,225,240
    85,800   Mercury Interactive Corp.(a)                                 2,915,484
    86,200   NetIQ Corp.(a)                                               3,039,412
   123,000   Siebel Systems, Inc.(a)                                      3,441,540
                                                                     --------------
                                                                         24,735,555
-------------------------------------------------------------------------------------
Electronic Components  0.8%
   123,000   Sanmina-SCI Corp.(a)                                         2,447,700
-------------------------------------------------------------------------------------
Internet Software  1.9%
   126,700   SonicWALL, Inc.(a)                                           2,463,048
    94,500   Verisign, Inc.(a)                                            3,594,780
                                                                     --------------
                                                                          6,057,828
-------------------------------------------------------------------------------------
Semiconductors  11.6%
   178,800   Advanced Micro Devices, Inc.(a)                              2,835,768
    59,500   Alpha Industries, Inc.(a)                                    1,297,100
    94,100   Broadcom Corp.(a)                                            3,845,867
    83,200   Cree, Inc.(a)                                                2,451,072
   109,300   KLA-Tencor Corp.(a)                                          5,416,908
   158,400   Lam Research Corp.(a)                                        3,678,048
   122,000   LSI Logic Corp.(a)                                           1,925,160
    81,300   Micrel, Inc.(a)                                              2,132,499
   113,400   National Semiconductor Corp.(a)                              3,491,586
   110,900   Novellus Systems, Inc.(a)                                    4,375,005
    67,700   NVIDIA Corp.(a)                                              4,529,130
                                                                     --------------
                                                                         35,978,143
-------------------------------------------------------------------------------------
Telecommunication Equipment  4.7%
   146,100   Comverse Technology, Inc.(a)                                 3,268,257
    34,800   L-3 Communications Holdings, Inc.(a)                         3,132,000

    10                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2001 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    73,600   Polycom, Inc.(a)                                        $    2,531,840
   163,800   Powerwave Technologies, Inc.(a)                              2,830,464
   147,400   RF Micro Devices, Inc.(a)                                    2,834,502
                                                                     --------------
                                                                         14,597,063
                                                                     --------------
             Total common stocks (cost $287,372,333)                    309,339,336
                                                                     --------------
SHORT-TERM INVESTMENTS  1.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement
$    5,274   State Street Bank & Trust Co., 0.85%, in the
              principal amount of $5,274,000, repurchase price of
              $5,274,249, due 1/2/02 (cost $5,274,000), value of
              the collateral including accrued interest was
              $5,384,932                                                  5,274,000
                                                                     --------------
             Total Investments  101.3%
              (cost $292,646,333; Note 5)                               314,613,336
             Liabilities in excess of other assets  (1.3%)               (4,057,984)
                                                                     --------------
             Net Assets  100%                                        $  310,555,352
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.

    See Notes to Financial Statements                                     11

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $292,646,333)                         $ 314,613,336
Cash                                                                     32,399
Receivable for investments sold                                         496,794
Receivable for Fund shares sold                                         382,106
Dividends and interest receivable                                        10,840
Prepaid expenses and other assets                                        63,112
                                                                -----------------
      Total assets                                                  315,598,587
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    3,115,244
Payable for investments purchased                                     1,173,672
Management fee payable                                                  253,730
Distribution fee payable                                                122,449
Accrued expenses                                                        378,140
                                                                -----------------
      Total liabilities                                               5,043,235
                                                                -----------------
NET ASSETS                                                        $ 310,555,352
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     335,177
   Paid-in capital in excess of par                                 516,012,843
                                                                -----------------
                                                                    516,348,020
   Accumulated net realized loss on investments                    (227,759,671)
   Net unrealized appreciation on investments                        21,967,003
                                                                -----------------
Net assets, December 31, 2001                                     $ 310,555,352
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($199,165,170 / 20,180,245 shares of common stock
      issued and outstanding)                                             $9.87
   Maximum sales charge (5% of offering price)                              .52
                                                                -----------------
   Maximum offering price to public                                      $10.39
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($88,533,272 / 10,808,731 shares of common stock
      issued and outstanding)                                             $8.19
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($11,473,109 / 1,400,708 shares of common stock
      issued and outstanding)                                             $8.19
   Sales charge (1% of offering price)                                      .08
                                                                -----------------
   Offering price to public                                               $8.27
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($11,383,801 / 1,127,991 shares of common stock
      issued and outstanding)                                            $10.09
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                      $     603,822
   Interest                                                             231,619
                                                                -----------------
      Total income                                                      835,441
                                                                -----------------
Expenses
   Management fees                                                    3,884,975
   Distribution fee -- Class A                                          515,399
   Distribution fee -- Class B                                        1,351,186
   Distribution fee -- Class C                                          133,588
   Transfer agent's fees and expenses                                   915,000
   Reports to shareholders                                              190,000
   Registration fees                                                    125,000
   Custodian's fees and expenses                                        110,000
   Directors' fees                                                       87,000
   Legal fees and expenses                                               60,000
   Audit fees and expenses                                               43,000
   Insurance                                                             10,000
   Miscellaneous                                                         47,700
                                                                -----------------
    Total expenses                                                    7,472,848
                                                                -----------------
Net investment loss                                                  (6,637,407)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                       (203,786,687)
Net change in unrealized appreciation (depreciation) of
investments                                                         (66,862,265)
                                                                -----------------
Net loss on investments                                            (270,648,952)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(277,286,359)
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Changes in Net Assets

                                                     Year Ended December 31,
                                                ----------------------------------
                                                    2001               2000
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $  (6,637,407)     $ (12.186,097)
   Net realized gain (loss) on investment
      transactions                               (203,786,687)       126,437,124
   Net change in unrealized appreciation
      (depreciation) on investments               (66,862,265)      (237,996,411)
                                                -------------    -----------------
   Net decrease in net assets resulting from
      operations                                 (277,286,359)      (123,745,384)
                                                -------------    -----------------
   Distributions to shareholders from net
      realized gains on investments
      Class A                                              --        (71,466,442)
      Class B                                              --        (65,973,126)
      Class C                                              --         (4,144,445)
      Class Z                                              --         (3,608,885)
                                                -------------    -----------------
                                                           --       (145,192,898)
                                                -------------    -----------------
Fund share transactions (Note 6) (Net of
   share conversions)
   Net proceeds from shares subscribed            151,115,884        694,230,207
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                        --        137,203,045
   Cost of shares reacquired                     (200,616,419)      (592,156,389)
                                                -------------    -----------------
   Net increase (decrease) in net assets from
      Fund share transactions                     (49,500,535)       239,276,863
                                                -------------    -----------------
Total decrease                                   (326,786,894)       (29,661,419)
NET ASSETS
Beginning of year                                 637,342,246        667,003,665
                                                -------------    -----------------
End of year                                     $ 310,555,352      $ 637,342,246
                                                -------------    -----------------
                                                -------------    -----------------

    See Notes to Financial Statements                                     15

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements

      Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund is an open-end, diversified management investment company.

      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Investments are stated at value. Investments for
which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities less than 60 days are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income and
distributions of net capital gains in excess of capital loss carryforwards, if any, are

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager') formerly known as Prudential Investments Fund Management LLC ('PIFM'). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM' or 'Subadviser'); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the compensation of certain officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PI pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 2001, PI earned $3,884,975 in management fees of which it paid $3,069,131 to NACM under the foregoing agreements.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .21 of 1% of average daily net assets of the Class A shares and
                                                                          17

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2001.

      PIMS has advised the Fund that it has received approximately $143,900 and $17,700 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended December 31, 2001. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $232,500 and $10,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI and PIMS and are indirect wholly-owned subsidiaries of The Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amount pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $726,000 for the services of PMFS. As of December 31, 2001, approximately $56,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

      For the year ended December 31, 2001, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential, earned approximately $5,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund other than short-term investments, for the year ended December 31, 2001 were $612,378,885 and $663,628,051, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to decrease net investment income by $6,637,407, decrease accumulated net realized loss on investments by $25,380,225 and increase paid-in capital in excess of par by $18,742,818 due to the fund experiencing net operating loss during the year and reclass of prior years' differences. Net investment income, net realized losses and net assets were not affected by this change. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $222,224,998 which expires in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $5,027,735 as having incurred in the following fiscal year and deferred losses on wash sales of $506,938.

      The United States federal income tax basis of the Fund's investments and the unrealized appreciation as of December 31, 2001 were as follows:

                                                                           Total Net
                                                        Other Cost        Unrealized
   Tax Basis       Appreciation      Depreciation       Adjustments      Appreciation
---------------   ---------------   ---------------   ---------------   ---------------
 $293,153,271       $38,572,524       $17,112,459           --            $21,460,065

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1%
                                                                          19

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2001:
Shares sold                                                   9,467,394    $ 111,656,401
Shares reacquired                                           (13,060,633)    (150,084,245)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,593,239)     (38,427,844)
Shares issued upon conversion from Class B                    3,255,810       38,977,767
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (337,429)   $     549,923
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                  16,075,106    $ 442,888,259
Shares issued in reinvestment of distributions                3,689,919       66,117,927
Shares reacquired                                           (16,194,138)    (440,827,116)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,570,887       68,179,070
Shares issued upon conversion from Class B                    4,157,291      114,910,221
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,728,178    $ 183,089,291
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                   1,859,458    $  19,478,507
Shares reacquired                                            (3,315,599)     (32,679,097)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,456,141)     (13,200,590)
Shares reacquired upon conversion into Class A               (3,905,132)     (38,977,767)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (5,361,273)   $ (52,178,357)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                   6,752,175    $ 164,962,834
Shares issued in reinvestment of distributions                4,174,989       63,549,813
Shares reacquired                                            (4,251,712)     (99,062,257)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  6,675,452      129,450,390
Shares reacquired upon conversion into Class A               (4,839,288)    (114,910,221)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,836,164    $  14,540,169
                                                            -----------    -------------
                                                            -----------    -------------

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2001:
Shares sold                                                     733,882    $   7,394,741
Shares reacquired                                              (596,363)      (5,709,969)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   137,519    $   1,684,772
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                     949,326    $  22,677,035
Shares issued in reinvestment of distributions                  265,126        3,972,891
Shares reacquired                                              (419,481)     (10,136,100)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   794,971    $  16,513,826
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                     990,737    $  12,586,235
Shares reacquired                                            (1,016,172)     (12,143,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (25,435)   $     443,127
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2000:
Shares sold                                                   2,309,679    $  63,702,079
Shares issued in reinvestment of distributions                  196,283        3,562,414
Shares reacquired                                            (1,430,224)     (42,130,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,075,738    $  25,133,577
                                                            -----------    -------------
                                                            -----------    -------------

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  17.56
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.16)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (7.53)
                                                                  ----------
      Total from investment operations                                 (7.69)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                  ----------
Net asset value, end of year                                        $   9.87
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (43.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $199,165
Average net assets (000)                                            $245,428
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.34%
   Net investment loss                                                 (1.35)%
For Class A, B, C and Z shares:
   Portfolio turnover                                                    149%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based on weighted average shares outstanding during the period.

    22                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  25.80             $  15.38             $  14.47             $  15.41
----------------     ----------------     ----------------     ----------------
        (.32)                (.18)                (.17)                (.12)
       (3.36)               14.01                 1.95                 2.60
----------------     ----------------     ----------------     ----------------
       (3.68)               13.83                 1.78                 2.48
----------------     ----------------     ----------------     ----------------
       (4.56)               (3.41)                (.87)               (3.42)
----------------     ----------------     ----------------     ----------------
    $  17.56             $  25.80             $  15.38             $  14.47
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (14.06)%              98.35%               12.83%               17.33%
    $360,373             $329,955             $130,362             $133,973
    $404,873             $186,192             $124,408             $139,933
        1.36%                1.40%                1.45%                1.37%
        1.12%                1.20%                1.24%                1.19%
       (1.21)%              (1.21)%              (1.19)%               (.82)%
         165%                 173%                 171%                 182%

    See Notes to Financial Statements                                     23

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  14.70
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.21)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (6.30)
                                                                  ----------
      Total from investment operations                                 (6.51)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                  ----------
Net asset value, end of year                                        $   8.19
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (44.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 88,533
Average net assets (000)                                            $135,119
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.34%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.34%
   Net investment loss                                                 (2.12)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

    24                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  22.63             $  13.89             $  13.26             $  14.48
----------------     ----------------     ----------------     ----------------
        (.45)                (.33)                (.29)                (.23)
       (2.92)               12.48                 1.79                 2.43
----------------     ----------------     ----------------     ----------------
       (3.37)               12.15                 1.50                 2.20
----------------     ----------------     ----------------     ----------------
       (4.56)               (3.41)                (.87)               (3.42)
----------------     ----------------     ----------------     ----------------
    $  14.70             $  22.63             $  13.89             $  13.26
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (14.69)%              96.71%               11.87%               16.48%
    $237,722             $324,419             $236,242             $284,191
    $347,231             $236,101             $250,317             $300,520
        2.12%                2.20%                2.24%                2.19%
        1.12%                1.20%                1.24%                1.19%
       (1.96)%              (2.00)%              (1.98)%              (1.64)%

    See Notes to Financial Statements                                     25

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  14.70
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.21)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (6.30)
                                                                    --------
      Total from investment operations                                 (6.51)
                                                                    --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                    --------
Net asset value, end of year                                        $   8.19
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (44.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 11,473
Average net assets (000)                                            $ 13,359
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.34%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.34%
   Net investment loss                                                 (2.14)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2000(b)                1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  22.63             $  13.89              $13.26               $14.48
    --------             --------             -------              -------
        (.43)                (.32)               (.28)                (.22)
       (2.94)               12.47                1.78                 2.42
    --------             --------             -------              -------
       (3.37)               12.15                1.50                 2.20
    --------             --------             -------              -------
       (4.56)               (3.41)               (.87)               (3.42)
    --------             --------             -------              -------
    $  14.70             $  22.63              $13.89               $13.26
    --------             --------             -------              -------
    --------             --------             -------              -------
      (14.69)%              96.71%              11.87%               16.48%
    $ 18,571             $ 10,598              $6,146               $6,750
    $ 17,506             $  7,477              $6,164               $6,796
        2.12%                2.20%               2.24%                2.19%
        1.12%                1.20%               1.24%                1.19%
       (1.97)%              (2.00)%             (1.98)%              (1.64)%

    See Notes to Financial Statements                                     27

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $  17.93
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.14)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (7.70)
                                                                    --------
      Total from investment operations                                 (7.84)
                                                                    --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                    --------
Net asset value, end of period                                      $  10.09
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (43.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 11,384
Average net assets (000)                                            $ 15,039
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.34%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.34%
   Net investment loss                                                 (1.14)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                     Class Z
---------------------------------------------------------------------------------
                 Year Ended December 31,                       March 18, 1997(c)
----------------------------------------------------------          Through
    2000(d)                1999                 1998           December 31, 1997
---------------------------------------------------------------------------------
    $  26.16              $15.49               $14.53               $  14.48
    --------             -------              -------               --------
        (.25)               (.17)                (.12)                  (.22)
       (3.42)              14.25                 1.95                   3.18
    --------             -------              -------               --------
       (3.67)              14.08                 1.83                   2.96
    --------             -------              -------               --------
       (4.56)              (3.41)                (.87)                 (2.91)
    --------             -------              -------               --------
    $  17.93              $26.16               $15.49               $  14.53
    --------             -------              -------               --------
    --------             -------              -------               --------
      (13.86)%             99.30%               13.13%                 21.90%
    $ 20,676              $2,032               $1,649               $    633
    $ 13,271              $1,334               $1,318               $    121
        1.12%               1.20%                1.24%                  1.19%(b)
        1.12%               1.20%                1.24%                  1.19%(b)
        (.98)%             (1.00)%               (.99)%                 (.85)%(b)

    See Notes to Financial Statements                                     29

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP


Los Angeles, California
January 25, 2002

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Supplemental Proxy Information (Unaudited)

      Meeting of the Fund's shareholders was held on January 19, 2001. The meeting was held for the following purposes:

(1) To approve a proposed Subadvisory Agreement between the Fund, Prudential Investments Fund Management LLC (as the 'Manager' of the Fund), and Nicholas-Applegate Capital Management (as the 'Subadviser' of the Fund). This agreement will take effect only if the proposed acquisition of Subadviser by Allianz of America, Inc. is consummated.

(2) To elect the following Directors each to hold office until the Fund's next meeting of Shareholders and until his or her successor shall have been duly elected and shall have qualified:
    - Arthur E. Nicholas
    - Fred C. Applegate
    - Dann V. Angeloff
    - Theodore J. Coburn
    - Robert Gunia
    - Arthur B. Laffer
    - Charles E. Young

(3) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending December 31, 2001.

      The results of the proxy solicitation on the above matters were:

           Manager/Director/           Votes         Votes        Votes
                Auditor                 For         Against      Withheld     Abstentions
        ------------------------    -----------     --------     --------     -----------
(1)     Subadvisory Agreement        19,392,792      249,475           --        738,224
(2)     Arthur E. Nicholas           19,707,157           --      673,334             --
        Fred C. Applegate            19,717,431           --      663,060             --
        Dann V. Angeloff             19,700,590           --      679,901             --
        Theodore J. Coburn           19,712,433           --      668,058             --
        Robert G. Gunia              19,708,646           --      671,845             --
        Arthur B. Laffer             19,694,936           --      685,555             --
        Charles E. Young             19,703,776           --      676,715             --
(3)     Ernst & Young LLP            19,621,250      108,393           --        650,848

      Nicholas-Applegate Fund, Inc.     Nicholas-Applegate Growth Equity Fund
      Management of the Fund (Unaudited)      www.PruFN.com    (800) 225-1852



      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                    Term of
                                                                                   Office***
                                                            Position               and Length
                       Name, Address** and Age              With Fund            of Time Served
                       -------------------------------------------------------------------------
                       Fred C. Applegate (56)               Director               Since 1987

                       Dann V. Angeloff (66)                Director               Since 1987

                       Theodore J. Coburn (48)              Director               Since 1987

                       Charles E. Young (70)                Director               Since 1992
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Fred C. Applegate (56)           Private Investor. Formerly President,            1
                                                        Nicholas-Applegate Capital Management
                                                        (August 1984-December 1991); Trustee,
                                                        Miami University (since 2000); Board
                                                        of Governors, The San Diego
                                                        Foundation (since 1998); Vice Chair
                                                        of Investment Committee, The San
                                                        Diego Foundation (since 1997).

                       Dann V. Angeloff (66)            President, The Angeloff Company                  1
                                                        (corporate financial advisers) (since
                                                        1976); Trustee (1979-1987) and
                                                        University Counselor to the President
                                                        (since 1987), University of Southern
                                                        California.

                       Theodore J. Coburn (48)          Partner, Brown, Coburn & Co.                     1
                                                        (investment banking firm) (since
                                                        1991); Associate, Harvard Graduate
                                                        School of Education (since September
                                                        1996); formerly Managing Director of
                                                        Global Equity Transactions Group and
                                                        Member of Board of Directors,
                                                        Prudential Securities (September
                                                        1986-June 1991) (registered
                                                        broker-dealer); Director, Belenos,
                                                        Inc. (since 1998) (Private Company)
                                                        and Church Plaza, Inc. (since 2000)
                                                        (private company).

                       Charles E. Young (70)            Interim President, University of                 1
                                                        Florida (since October 1999);
                                                        Chancellor Emeritus (July
                                                        1999-present), Chancellor (from
                                                        September 1968 to July 1997),
                                                        University of California at Los
                                                        Angeles; Director, Academy of
                                                        Television Arts and Sciences
                                                        Foundation (since October 1988), Los
                                                        Angeles World Affairs Council (since
                                                        October 1977), Town Hall of
                                                        California (since 1982).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Fred C. Applegate (56)

                       Dann V. Angeloff (66)            Director, Aremis Soft
                                                        Corporation (since 1999)
                                                        (technology), Top Jobs.Net
                                                        (since 1999) (technology),
                                                        Public Storage, Inc. (since
                                                        1980) (real estate
                                                        investment trust).

                       Theodore J. Coburn (48)          Chairman and Director,
                                                        Dresdner RCM Investment
                                                        Fund, Inc. and Dresdner RCM
                                                        Global Funds, Inc. (since
                                                        1991) and Director, Dresdner
                                                        RCM Global Funds, Inc.
                                                        (since 2000) (registered
                                                        investment companies);
                                                        Director, Video Update, Inc.
                                                        (retail) (since 1998);
                                                        Measurement Specialties,
                                                        Inc. (industrial transducer
                                                        industry) (since 1995).

                       Charles E. Young (70)            Director, Intel Corp.
                                                        (technology) (since April
                                                        1974).

    32                                                                    33

   Nicholas-Applegate Fund, Inc.        Nicholas-Applegate Growth Equity Fund
   Management of the Fund (Unaudited) Cont'd.    www.PruFN.com (800) 225-1852

       Interested Directors

                                                                                    Term of
                                                                                   Office***
                                                            Position               and Length
                       Name, Address** and Age              With Fund            of Time Served
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         Since 1992
                                                            and Director
                       DArthur B. Laffer (61)               Director               Since 1987

                       *Arthur E. Nicholas (55)             Director,              Since 1987
                                                            Chairman and
                                                            President
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Fund Management, Inc. (PMF).

                       DArthur B. Laffer (61)           Chairman, Laffer Associates (economic            1
                                                        consulting) (since 1979); Chairman,
                                                        Laffer Advisors Incorporated
                                                        (registered broker-dealer) (since
                                                        1981); Chairman, Laffer Investments
                                                        (asset management) (since 2000);
                                                        Member, Congressional Policy Advisory
                                                        Board, since 1998; Distinguished
                                                        University Professor and Director,
                                                        Pepperdine University (September
                                                        1985-May 1988); Professor of Business
                                                        Economics, University of Southern
                                                        California (1976-1984); Associate
                                                        Professor of Business Economics,
                                                        University of Chicago (1967-1976).

                       *Arthur E. Nicholas (55)         Chief Executive Officer,                         1
                                                        Nicholas-Applegate Capital Management
                                                        (since 1984); Chairman/President of
                                                        Nicholas-Applegate Securities.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       DArthur B. Laffer (61)           Director, Oxigene Inc.
                                                        (biopharmaceutical company),
                                                        (since 1998); MasTec, Inc.
                                                        (construction) (since 1994);
                                                        Neff Corporation (equipment
                                                        rental), since 1999;
                                                        Director, Vivendi
                                                        Environmental Corporation
                                                        (successor to U.S. Filter
                                                        Corporation) (water
                                                        purification), since 1991;
                                                        Director, Pacificare Health
                                                        Systems (HMO) since 2001.

                       *Arthur E. Nicholas (55)         Trustee and Chairman of the
                                                        Board of Trustees,
                                                        Nicholas-Applegate
                                                        Institutional Funds (since
                                                        1998).

    34                                                                    35

Nicholas-Applegate Fund, Inc.          Nicholas-Applegate Growth Equity Fund
Management of the Fund (Unaudited) Cont'd.      www.PruFN.com (800) 225-1852

      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers

                                                                                    Term of
                                                                                   Office***
                                                            Position               and Length
                       Name, Address** and Age              With Fund            of Time Served
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          Since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer
                       Deborah A. Docs (44)                 Secretary              Since 1998

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PIFM and First Vice
                                                        President (March 1993-1999) of
                                                        Prudential Securities.

                       Deborah A. Docs (44)             Vice President and Corporate Counsel
                                                        (since January 2001) of Prudential;
                                                        Vice President and Assistant
                                                        Secretary (since December 1996) of
                                                        PI.

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser, or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years in which they have served as Director or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e.,
      'public companies') or other investment companies registered under the 1940 Act.
    D Mr. Laffer is considered to be an 'interested person' of the Fund because Laffer
      Associates or its affiliates received material compensation from the Investment
      Adviser for consulting services provided from time to time to the Investment
      Adviser.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555, (Calling from outside the U.S.).

    36                                                                    37

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                 www.PruFN.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity
Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
  mutual funds.

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                 www.PruFN.com    (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Class A    Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 12/31/01

                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -46.60%      3.80%        8.12%         9.63%
Without Sales Charge   -43.79%      4.87%        8.67%        10.01%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Nicholas-Applegate(r) Growth Equity Fund
(Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index), the Standard &
Poor's MidCap 400 Stock Index (S&P MidCap
400 Index), and the Russell Mid-Cap Growth
Index by portraying the initial account
values at the beginning of the 10-year
period (December 31, 1991) and the account values at the end of the current fiscal year
(December 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark to the S&P MidCap 400 Index and the Russell Mid-Cap
Growth Index to portray indexes that are more closely correlated to the way the Fund is managed. The S&P MidCap 400 Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The
Russell Mid-Cap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                         www.PruFN.com     (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 12/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -47.07%      3.93%         7.77%          9.79%
Without Sales Charge    -44.29%      4.03%         7.77%          9.79%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Nicholas-Applegate(r) Growth Equity Fund
(Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index), the Standard &
Poor's MidCap 400 Stock Index (S&P MidCap
400 Index), and the Russell Mid-Cap Growth
Index by portraying the initial account
values at the beginning of the 10-year
period (December 31, 1991) and the account values at the end of the current fiscal year
(December 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark to the S&P MidCap 400 Index and the Russell Mid-Cap
Growth Index to portray indexes that are more closely correlated to the way the Fund is managed. The S&P MidCap 400 Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The
Russell Mid-Cap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Nicholas-Applegate Fund, Inc.    Nicholas-Applegate(r) Growth Equity Fund

Class C     Growth of a $10,000 Investment

                     (GRAPH)

Average Annual Total Returns as of 12/31/01

                        One Year    Five Years    Ten Years    Since Inception
With Sales Charge       -45.39%        3.82%         N/A           8.28%
Without Sales Charge    -44.29%        4.03%         N/A           8.42%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Nicholas-Applegate(r) Growth Equity Fund
(Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index), the Standard &
Poor's MidCap 400 Stock Index (S&P MidCap
400 Index), and the Russell Mid-Cap Growth
Index by portraying the initial account
values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end applicable sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark to the S&P MidCap 400 Index and the Russell Mid-Cap
Growth Index to portray indexes that are more closely correlated to the way the Fund is managed. The S&P MidCap 400 Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The
Russell Mid-Cap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                     www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

    One Year    Five Years    Ten Years    Since Inception
    -43.69%        N/A          N/A            6.07%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Nicholas-Applegate(r) Growth Equity Fund
(Class Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index), the Standard &
Poor's MidCap 400 Stock Index (S&P MidCap
400 Index), and the Russell Mid-Cap Growth
Index by portraying the initial account
values at the commencement of operations of Class Z shares (March 18, 1997) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark to the S&P MidCap 400 Index and the Russell Mid-Cap
Growth Index to portray indexes that are more closely correlated to the way the Fund is managed. The S&P MidCap 400 Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The
Russell Mid-Cap Growth Index is a market value-weighted index that tracks the continuous total return performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P 500 Index is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock prices have performed. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

OFFICERS
Arthur E. Nicholas, President and
   Chief Executive Officer
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, IL 60601

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq       CUSIP
  Class A       NAPGX      653698209
  Class B       NAGBX      653698308
  Class C       PNACX      653698407
  Class Z       PNAZX      653698506

MF151E    IFS-A068748